Company Overview Investor Presentation June 2019 Exhibit 99.1

The information in this presentation does not contain all of the information that a potential investor should review before investing in Aerie shares. The descriptions of Aerie Pharmaceuticals, Inc. (the “Company” or “Aerie”) in this presentation are qualified in their entirety by reference to reports filed with the SEC. Certain information in this presentation has been obtained from outside sources or is anecdotal in nature. While such information is believed to be reliable for the purposes used herein, no representations are made as to the accuracy or completeness thereof and we take no responsibility for such information. Any discussion of the potential use or expected success of Rhopressa® (netarsudil ophthalmic solution) 0.02% or Rocklatan® (netarsudil and latanoprost ophthalmic solution)0.02%/0.005%, with respect to foreign approval or additional indications, and our current or any future product candidates, including AR-1105 and AR-13503, is subject to regulatory approval. In addition, any discussion of U.S. Food and Drug Administration (“FDA”) approval of Rhopressa® or Rocklatan® does not guarantee successful commercialization of Rhopressa® or Rocklatan®. For more information on Rhopressa®, including prescribing information, refer to the full Rhopressa® product label at www.rhopressa.com. For more information on Rocklatan®, including prescribing information, refer to the full Rocklatan® product label at http://investors.aeriepharm.com. The information in this presentation is current only as of its date and may have changed or may change in the future. We undertake no obligation to update this information in light of new information, future events or otherwise. We are not making any representation or warranty that the information in this presentation is accurate or complete. Certain statements in this presentation, including any guidance or timelines presented herein, are “forward-looking statements” within the meaning of the federal securities laws. Words such as “may,” “will,” “should,” “would,” “could,” “believe,” “expects,” “anticipates,” “plans,” “intends,” “estimates,” “targets,” “projects,” “potential” or similar expressions are intended to identify these forward-looking statements. These statements are based on the Company’s current plans and expectations. Known and unknown risks, uncertainties and other factors could cause actual results to differ materially from those contemplated by the statements. In evaluating these statements, you should specifically consider various factors that may cause our actual results to differ materially from any forward-looking statements. In particular, FDA approval of Rhopressa® and Rocklatan® does not constitute approval of any future product candidates. Any top line data presented herein is preliminary and based solely on information available to us as of the date of this presentation and additional information about the results may be disclosed at any time. FDA approval of Rhopressa® and Rocklatan® also does not constitute regulatory approval of Rhopressa® or Rocklatan® in jurisdictions outside the United States and there can be no assurance that we will receive regulatory approval for Rhopressa® or Rocklatan® in jurisdictions outside the United States. In addition, the preclinical research discussed in this presentation including, without limitation, the development efforts stemming from Aerie’s collaboration with DSM for the treatment of age-related macular degeneration or other ophthalmic uses, is preliminary and the outcome of such preclinical studies may not be predictive of the outcome of later trials. Any future clinical trial results may not demonstrate safety and efficacy sufficient to obtain regulatory approval related to the preclinical research findings discussed in this presentation. These risks and uncertainties are described more fully in the quarterly and annual reports that we file with the SEC, particularly in the sections titled “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” Such forward-looking statements only speak as of the date they are made. We undertake no obligation to publicly update or revise any forward-looking statements, whether because of new information, future events or otherwise, except as otherwise required by law. For Investor Use Important Information

For Investor Use Aerie Overview Rhopressa® and Rocklatan® have not been approved by any regulatory authority other than the FDA. Additional potential Rhopressa® indications are being considered for further study and are not labeled indications. AR-13503 and AR-1105 are pre-clinical molecules and have not been approved by FDA. Aerie IOP–Reducing Products (IP 2030+) Pipeline Activities Rhopressa® – normal tension glaucoma, pseudo ex glaucoma, corneal healing... Retina Program – AR-13503 (IND accepted by FDA Q2 2019) and AR-1105 (Phase 2 clinical study commenced Q1 2019) implants Sustained-Release Implant Manufacturing Platform Beyond Ophthalmology – potential for Aerie-owned molecules Rhopressa® (netarsudil ophthalmic solution) 0.02% Successful U.S. Launch in 2018 Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005% FDA Approved on March 12, 2019, Launch commenced Second drug product contract manufacturer approved by the FDA for manufacture of Rhopressa® Globalization Plan Under Way – Europe and Japan

For Investor Use Rhopressa®: Market Perspective - ~$3B Market, 35M TRx, 52M bottles - Half of volume first-line (PGAs) - Half of volume 2-3X/Day Adjuncts - New drug class - Once-daily dosing directed at site of pathology: the trabecular meshwork - Consistent IOP reduction over 12 months and across all IOPs tested, as demonstrated in clinical trials 2018 U.S. Glaucoma Market Rhopressa®: HCP’s Positioning as Concomitant Therapy Graph Source: IQVIA 2018 Restated TRx and Unit Data CAI: Carbonic Anhydrase Inhibitor AA: Alpha Agonist BB: Beta Blocker Restated 2017 IQVIA U.S. Glaucoma Market = ~$2.8B Market, 34.6M TRx, 49M bottles Refer to the full Rhopressa® product label at www.rhopressa.com Rhopressa® has not been approved by any regulatory authority other than the FDA

For Investor Use Rhopressa® Formulary Coverage Increasing As of 6/01/19: ~90% of Commercial Lives Covered ~75% Medicare Part D Lives Covered Majority Preferred Tier 2 Equivalent Coverage Commercial and Medicare Part D ------------Commercial------------- -----------Medicare Part D--------- Rhopressa® has not been approved by any regulatory authority other than the FDA. 5/01/19 6/01/19 5/01/19 6/01/19

For Investor Use Weekly IQVIA Rx’s, IQVIA Bottles and Sales-Out Bottles: Actual Sales-Out to Pharmacies and Restated IQVIA data as of 5/24/19 *Actual bottles dispensed exceed Rx’s due to extended supply plans (e.g., 90 days’ supply) 11,308 6,983 8,893 Note: IQVIA reporting changed for all reported products in January 2019. This new reporting reflects only prescriptions accepted by the patient. All data above is reflecting the new IQVIA methodology. This change has resulted in an approximate 13% reduction in reported volumes for Aerie compared to 2018. No impact on recorded Aerie sales, which are based on shipments to wholesalers. Rhopressa® has not been approved by any regulatory authority other than the FDA. 12/31/18 Rhopressa® U.S. Launch Update

For Investor Use Active Engagement at Key Conferences American Glaucoma Society (AGS) March 2019 American Society of Cataract and Refractive Surgeons (ASCRS) May 2019 Association of Research in Vision and Ophthalmology (ARVO) April/May 2019 European Glaucoma Society (EGS) Florence, May 2018 European Society of Cataract and Refractive Surgeons (ESCRS) Vienna, September 2018 American Academy of Ophthalmology (AAO) October 2018

For Investor Use Rocklatan® Combination Product Candidate Rocklatan® (netarsudil and latanoprost ophthalmic solution) 0.02%/0.005% Positioning as First Line Therapy: Benefits of Rhopressa® while also targeting the secondary drain Achieved statistical superiority to market-leading latanoprost At each of nine time points in each of the two Phase 3 trials Only US product approved based upon superiority to a prostaglandin FDA Approved on March 12, 2019 Data on file Rocklatan® has not been approved by any regulatory authority other than the FDA.

For Investor Use Rocklatan® Efficacy and Safety Efficacy: Rocklatan® demonstrated statistical superiority over its components (market-leading PGA latanoprost and Rhopressa®) in Mercury 1 and 2 Phase 3 trials, at all measured time points Consistent incremental IOP-reduction over latanoprost and Rhopressa® in the range of 1 to 3 mmHg Data on file Rocklatan® has not been approved by any regulatory authority other than the FDA. Safety: No treatment-related serious adverse events and minimal evidence of treatment-related systemic effects. The most common adverse event is conjunctival hyperemia with ~60% incidence, majority mild and sporadic with only 5% of subjects discontinuing because of it, and present in 20% of subjects at baseline before dosing Other ocular AEs occurring in ~5-20% of subjects receiving Rocklatan® included: instillation site pain, corneal verticillata, conjunctival hemorrhage, eye pruritus, visual acuity reduced, increased lacrimation, instillation site discomfort, and blurred vision

For Investor Use Rocklatan® Phase 3 Month 12 Responder Analysis: Goal is to Achieve Lowest IOP Possible At Month 12: % of Patients with IOP Reduced to 18 mmHg or Lower *p<0.05, **p<0.01, ***p<0.0001 ++Data on File Based on Mercury 1 Interim Analysis 2 Rocklatan® has not been approved by any regulatory authority other than the FDA. * ** ***

For Investor Use Rocklatan® Launch Update Rocklatan® launched May 1, 2019 First fixed-dose combination glaucoma medication including a prostaglandin analog introduced in the US Rocklatan® launch national broadcast included over 60 sites and 1,100 participants 60% commercial non-preferred coverage at launch WAC price set at a small premium to Rhopressa® Rocklatan® has not been approved by any regulatory authority other than the FDA.

For Investor Use Weekly IQVIA Rx’s, IQVIA Bottles and Sales-Out Bottles: Rocklatan® U.S. Launch compared to Rhopressa® U.S. Launch *Actual bottles dispensed exceed Rx’s due to extended supply plans (e.g., 90 days’ supply) Rhopressa® and Rocklatan® have not been approved by any regulatory authority other than the FDA. For Rocklatan® week 5 = week ending 5/24/19 For Rhopressa® week 5 = week ending 5/11/18

For Investor Use Expanding Aerie Franchise: Europe and Japan Europe (2018 Europe “Big 5” Glaucoma Market: 92M units per year, 1.8X U.S. units) MAA accepted for Rhokiinsa® (Rhopressa®) in October 2018, expect 12-month review Mercury 3: 6-month safety and 90-day efficacy registration trial comparing Rocklatan® (known as Roclanda® in Europe) for non-inferiority to a fixed-dose combo in Europe (Ganfort®) If Rhokiinsa® is approved, plan to submit Roclanda® MAA thereafter Construction of Ireland Plant in process to support worldwide commercial supply Japan (2018 Glaucoma Market: 56M units per year) Advancing clinical development on our own, established branch office in Tokyo Phase 1 completed; successful Pilot Phase 2 completed in the U.S. on Japanese and Japanese-Americans; Phase 2 commenced in Japan Phase 3 trials expected to be conducted in Japan

For Investor Use Europe Glaucoma Market: Aerie Expects to Commercialize on Its Own (if approved) PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IMS Analytics Link at ex-manufacturer price level- March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx)

For Investor Use Japan Glaucoma Market: Aerie Expects to Partner for Commercialization (if approved) PGA: Prostaglandin Analogue; BB: Beta Blocker; AA: Alpha Agonist; CAI: Carbonic Anhydrase Inhibitor Sources: IQVIA Analytics Link at ex-manufacturer price level – March 2019. *TRx calculated from IQVIA unit data (1 month = 1 TRx)

For Investor Use Advancing the Pipeline Rhopressa® Research Targets 24-hour IOP reduction Potential in normal tension glaucoma (successful Pilot Phase 2 for Japan) Aqueous humor dynamics (trabecular outflow, episcleral venous pressure) Pseudoexfoliative glaucoma Corneal healing Sustained-Release Retina Implant Program AR-1105 (dexamethasone steroid) potentially for RVO and DME - Phase 2 study commenced Q1 2019 AR-13503 (ROCK/PKC inhibitor) potentially for AMD and DME - IND accepted Q2 2019, clinical trials to commence in 2019 AR-13503 and AR-1105 are preclinical stage molecules and have not been approved by the FDA or any regulatory agency Additional potential Rhopressa® indications are being considered for further study and are not labeled indications.

For Investor Use Retinal Eye Diseases – Aerie’s Next Chapter Bringing Small Molecule Therapy to Back of the Eye Most retinal drugs in use and in pipeline are protein therapeutics Longer half-life allows monthly to bimonthly IVT injections Protein therapeutics address limited number of extracellular targets Small molecules address a wider array of therapeutic targets, but are rapidly cleared from back of the eye The Solution: Pair small molecules with a safe and effective sustained delivery technology to enable IVT injections every 4 - 6 months

For Investor Use 2018 U.S. Retinal Disease Market 2018 Sales: $6.0B 2018 Unit Sales: 7.3MM Sources: Mixture of public information, IQVIA, Market-Scope and estimates – March 2019

For Investor Use Aerie’s Innovation in Retinal Disease Small Molecule Drug Candidates Proprietary Drug Delivery Technology Bio-erodible, sustained-release implant for intravitreal injection DSM PEA Polymer PLGA PRINT® Mfg AMD DME RVO Dry AMD/GA Glaucoma Others Aerie Kinase Library Non-Aerie drug candidates

For Investor Use Retinal Eye Disease Unmet Needs in AMD and DME Need new treatments to address disease mechanisms beyond VEGF Complex pathology cannot be addressed by a single drug class Many patients do not achieve and/or maintain sufficient efficacy AMD: Anti-VEGF efficacy often lost after 5–7 years of treatment DME: Anti-VEGF is ineffective for ~1/3 of DME patients Need treatments that are effective with less frequent intravitreal injections

For Investor Use Lead Retina Products AR-1105 (Dexamethasone) Implant Indications: retinal vein occlusion (RVO) and DME Target product profile vs. Ozurdex® Longer duration of efficacy (6 mo vs 3 mo) Improved administration due to smaller needle Potential for fewer adverse effects due to lower peak drug levels AR-13503 (ROCK/PKC) Implant Initial indications: neovascular AMD and DME Novel MOA: anti-angiogenesis PLUS anti-fibrosis, anti-inflammation Effective as monotherapy or adjunctive therapy to anti-VEGF Targeting injection once every 6 months For more information on Ozurdex® please see the product webpage https://www.ozurdex.com

For Investor Use Preclinical AR-13503 Provides Efficacy Similar to Eylea® in a Proliferative Diabetic Retinopathy Model Oxygen-induced retinopathy (OIR) mouse model - PDR Administration: Intraperitoneal QD Data on File For more information on Eylea® please see the product webpage https://www.eylea.us/ 1.25 mg/kg AR-13503 (n=16) 1 mg/kg Eylea (n=14) Vehicle (n=14)

For Investor Use AR-13503 Synergistic to Eylea® in Mouse Model of Proliferative Diabetic Retinopathy Oxygen-induced retinopathy (OIR) mouse model - PDR -40% * Administration: Intraperitoneal QD * : p<0.01 *** : p<0.0001 -60% % of Total Area Neovascular Area (+SEM) Data on File Sub-optimal dose levels selected in the study to provide less than maximal efficacy For more information on Eylea® please see the product webpage https://www.eylea.us/ ***

For Investor Use ROCK Commencing screening for additional indications beyond ophthalmology ROCK inhibition should have potential in: Pulmonary health, including pulmonary fibrosis and bronchial asthma Dermatology indications Cancer Others Relationship tree of human kinases. TK, TKL, STE, CK1, AGC, CAMK, CMGC, Other: Kinase superfamilies Aerie molecules inhibit both ROCK1 and ROCK2 Evaluating Aerie’s 4,000+ Owned Molecules

For Investor Use Summary Key Priorities Rhopressa®: Continued successful launch execution Rocklatan®: FDA approved on March 12, 2019, successful launch execution Globalization Strategy Europe/Japan clinical path and commercialization strategy Ireland Manufacturing Facility Research Initiatives Rhopressa® 24-hour IOP reduction, normal tension glaucoma, aqueous humor dynamics, pseudoexfoliative glaucoma, corneal healing Retina Program: - AR-1105 Phase 2 clinical study commenced in Q1 2019; AR-13503 IND accepted Q2 2019, enter clinic in 2019 Broad sustained release ophthalmic implant and manufacturing platform Evaluating Aerie’s ROCK inhibitors beyond ophthalmology Well-Financed $149M cash/investments at 3/31/19; $200M undrawn credit facility